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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 23, 1996

                                   ACTV, INC.

                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                              1-10377                   94-2907258
        --------                              -------                   -----------
(State or other jurisdiction             (Commission File              (I.R.S. Employer
      of organization)                        Number)                 Identification No.)


                                   1270 Avenue of the Americas
                                   New York, New York                  10020
                                   ----------------------------        -----------
                                   (Address of Principal               Zip Code
                                   Executive Office)

Registrant's telephone number, including area code: (212) 262-2570

                                 Not Applicable
                             ------------------------
         (Former name or former address; if changed since last report)


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Item 5.        Other Events.

        Pursuant to the several agreements entered into in August 1996 in connection with the private placement of 400,000 shares of 5% convertible preferred stock of ACTV Holdings, Inc. and ACTV Financing, Inc., ACTV Financing, Inc. was merged into ACTV Holdings, Inc., which is the surviving corporation on December 23, 1996. Each share of preferred stock of ACTV Financing, Inc., and all rights in respect thereof, were converted into one (1) share of preferred stock of ACTV Holdings, Inc., with the amount of any accrued and unpaid dividends on any preferred stock of ACTV Financing, Inc. constituting the amount of accrued and unpaid dividends under the preferred stock of ACTV
Holdings, Inc. received  in  such  exchange  as of  December 23, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           ACTV, INC.

Date: December 24, 1996                       By: /s/ William Samuels
     --------------------------                   ----------------------------
                                                   William Samuels, President